UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 6, 2007	(December 6, 2007)
Date of report	(Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 6, 2007, Hexcel issued a press release discussing its guidance for 2008 and its outlook for the future. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

On December 6, 2007, Hexcel held an investors conference in New York City. Prior to the presentation, Hexcel posted certain information to be presented at the conference on its website. This information is being furnished as Exhibit 99.2 and is incorporated herein by reference, and can be viewed in the presentations area in the investor relations section of Hexcel’s web site, www.hexcel.com.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release issued by Hexcel on December 6, 2007
	99.2	Selected information presented at investor conference on December 6, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

December 6, 2007
/s/ Wayne C. Pensky
Wayne C. Pensky
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Hexcel on December 6, 2007
99.2	Selected information presented at investor conference on December 6, 2007